CITIFUNDS TRUST I

On Behalf of

Smith Barney Emerging Markets Equity Fund

Supplement dated April 12, 2005 to the Prospectus and Statement of Additional Information dated January 1, 2005, as amended

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Smith Barney Emerging Markets Equity Fund, a series of Citifunds Trust I. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

The initial investment requirement for Class Y shares of the fund has been reduced to $5,000,000. An investor may use a letter of intent to meet the initial investment requirement by making an initial minimum purchase of $1,000,000 of Class Y shares of the fund and agreeing to purchase a total of $5,000,000 of Class Y shares of the fund within 6 months from the time of the initial minimum purchase. If a total investment of $5,000,000 is not made within the 6-month period, all Class Y shares of the fund previously purchased by the investor will be converted to Class A shares of the fund and they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%.

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